                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement        / /  Confidential, for Use of the Commission
/X/  Definitive Proxy Statement              Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                DOVE AUDIO, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

         -----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                DOVE AUDIO, INC.
                             8955 BEVERLY BOULEVARD
                        WEST HOLLYWOOD, CALIFORNIA 90048
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 7, 1996
                            ------------------------

To the Shareholders of Dove Audio, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Dove Audio, Inc., a California corporation (the "Company"), will be held at Dove Audio, Inc., 8955 Beverly Boulevard, West Hollywood, California 90048 on November 7, 1996, at 9:00 a.m., local time, for the following purposes:

     1. To approve an amendment to the Company's Articles of Incorporation to change the name of the Company to "Dove Entertainment, Inc.";

     2. To approve an amendment to the Company's Bylaws to provide that the size of the Board of Directors (subject to vacancies from time to time) of the Company shall be not less than five (5) or more than nine (9), with the exact number of directors to be initially fixed at five (5), subject to modification from time to time, within the limits specified, by approval of the Board of Directors (the "Board");

     3. To elect directors;

     4. To approve an amendment to the Company's 1994 Stock Incentive Plan (the "Plan") (i) to increase the maximum number of shares of Common Stock which may be granted under the Plan to 750,000 shares, (ii) to impose a limit on the maximum grant of options and stock appreciation rights that can be granted to any individual under the Plan to 250,000 shares per calendar year, and (iii) to make certain other changes to the Plan in accordance with new Rules enacted under Section 16 of the Securities Exchange Act of 1934 and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and other changes, each of which is described or set forth herein;

     5. To approve and ratify the appointment of KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ending December 31, 1996; and

     6. To consider and act upon such other business as may properly come before the meeting or any adjournment(s) thereof.

     Information concerning these matters, including the names of the nominees for election to the Board, is set forth in the attached Proxy Statement, which is part of this Notice.

     The Board of Directors has fixed September 9, 1996 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only those shareholders of record at the close of business on that date are entitled to vote at the Annual Meeting or any adjournment(s) thereof.

     The Board urges that all shareholders of record exercise their right to vote at the meeting personally or by proxy.

     Your proxy will continue in full force and effect unless and until you revoke such proxy prior to the vote to which such proxy pertains. You may revoke your proxy by a writing delivered to the Company stating that the proxy is revoked, or by a subsequently dated proxy executed by you, or by attending the meeting and voting in person. The dates set forth on the proxy cards presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed.

                                      By Order of the Board of Directors

                                      Michael Viner
                                      President and Chief Executive Officer

October 11, 1996
Los Angeles, California

     TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN (DO NOT PRINT) YOUR NAME AND DATE THE ENCLOSED PROXY CARD(S) AS PROMPTLY AS POSSIBLE AND RETURN IT (THEM) IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

                                DOVE AUDIO, INC.
                             8955 BEVERLY BOULEVARD
                        WEST HOLLYWOOD, CALIFORNIA 90048
                            ------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 7, 1996

     This Proxy Statement is furnished to the shareholders in connection with the solicitation by the Board of Directors of Dove Audio, Inc., a California corporation (the "Company"), of proxies for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at Dove Audio, Inc., 8955 Beverly Boulevard, West Hollywood, California, on November 7, 1996 at 9:00 a.m., local time, and any postponements and adjournment(s) thereof.

     The Company's principal executive offices are located at 8955 Beverly Boulevard, West Hollywood, California 90048 and its telephone number is (310) 786-1600.

     This Proxy Statement, the accompanying Notice of Annual Meeting, the accompanying proxy card(s) and the Company's 1995 Annual Report to Shareholders (the "Annual Report") are being first mailed to shareholders of the Company on or about October 15, 1996. The costs of preparing, assembling and mailing the foregoing will be paid by the Company. The Company will pay brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals. The Company may use the services of its directors, officers and other regular employees to solicit proxies personally or by telephone. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

VOTING

     The accompanying proxy will be voted in accordance with the instructions contained thereon. In the absence of such instructions, the persons designated as proxies in the accompanying proxy card(s) will vote: For approval of the amendment to the Company's Articles of Incorporation, for approval of the amendment to the Company's Bylaws, for the election of the Director nominees listed herein (the "Nominees"), for approval of the amendment of the Company's 1994 Stock Incentive Plan, for the ratification of KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ending December 31, 1996 and, in their discretion, as to any other business that may properly come before the Annual Meeting or any postponement(s) and adjournment(s) thereof. The Board does not know of any other business to be brought before the Annual Meeting.

     Each duly executed proxy will continue in full force and effect unless and until revoked by the person executing it prior to the vote pursuant thereto. Such revocation may be effected by a writing delivered to the Company to the attention of the Corporate Secretary at the address indicated above stating that the proxy is revoked by a subsequently dated proxy, duly executed by or on behalf of the person executing the prior proxy and presented at the Annual Meeting, or by attending the Annual Meeting and voting in person.

GENERAL INFORMATION

     The Board has fixed September 9, 1996 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any postponement(s) or adjournment(s) thereof. At the close of business on the Record Date, 5,313,240 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), held by 119 holders of record, were outstanding and entitled to vote at the Annual Meeting. The Common Stock is the only class of stock of the Company entitled to vote at the Annual Meeting.

     Shareholders who own shares registered in different names or at different addresses will receive more than one proxy card. A shareholder must sign and return each of the proxy cards received to ensure that all of the shares owned by such shareholder are represented at the Annual Meeting.

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. With respect to the election of directors, the five
(5) nominees receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority to vote the relevant shares as to particular matters and has not received voting instructions from the beneficial owner with respect to a particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to the shareholders and have the same legal effect as a vote against a particular proposal (other than the election of directors). Broker non-votes are not taken into account for purposes of determining whether a proposal has been approved by the requisite shareholder vote.

     Each share of Common Stock entitles the holder thereof to one vote on each matter to be voted on at the Annual Meeting. However, in the election of directors, a shareholder may cumulate his votes for one or more nominees, but only if the names of nominees were placed in nomination prior to the voting and any shareholder has given notice at the meeting prior to the voting of his intention to so cumulate his votes. If any one shareholder has given such notice, all shareholders may cumulate their votes in such election of directors. If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected, which votes may be cast for a single nominee or distributed between or among two or more nominees in such proportions as the shareholder or proxy deems fit.

     Dissenters rights of approval will not be available under California law with respect to any proposal to be submitted by the Board of Directors at the Annual Meeting.

                                   PROPOSAL 1

                     AMENDMENT OF ARTICLES OF INCORPORATION

     On April 22, 1996, the Board approved an amendment to Article I of the Company's Articles of Incorporation to change the name of the Company to "Dove Entertainment, Inc." The Company filed a fictitious name certificate to do business as Dove Entertainment, Inc. on December 6, 1995. Amendment of the Articles of Incorporation is subject to the affirmative approval by holders of a majority of the shares of Common Stock outstanding on the Record Date. With the diversification of the Company beyond its traditional historical business of the production of audio books, including the Company's expansion in the areas of the publication of printed books, the production of television programming and the distribution of feature films, among other areas, the Board believes it is desirable to change the Company's name to be more reflective of the Company's overall business. The text of the Amendment is set forth on Exhibit A to this Proxy Statement.

     THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION.

                                   PROPOSAL 2

                              AMENDMENT OF BYLAWS

     On April 22, 1996, the Board approved an amendment to Article III, Section 2 of the Company's Bylaws to provide that the number of directors of the Company shall be not less than five (5) or more than nine (9), with the exact number of directors to be initially fixed at five (5), subject to modification from time to time, within the limits specified, by approval of the Board of Directors. Currently, the Board size may be set by the Board within a range of four (4) to seven (7) directors. As the Company has expanded through acquisition and raising of additional capital, it has become necessary and desirable to expand the size of the Board. The Board has nominated a slate of five (5) directors for election at this Annual Meeting.

     Accordingly, it is necessary to amend the Bylaws to expand the permitted size of the Board, within a minimum and maximum range permitted by the California Corporation Code. Amendment of the Bylaws as set forth herein requires the affirmative vote of a majority of the outstanding shares of Common Stock represented and voting at the Annual Meeting. The text of the Amendment is set forth on Exhibit B to this Proxy Statement.

     THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT OF THE COMPANY'S BYLAWS.

                                   PROPOSAL 3

                             ELECTION OF DIRECTORS

     Directors of the Company are elected annually by the shareholders to serve for a term of one year or until their successors are duly elected and qualified. As of the date hereof, the Board consists of six (6) members. The five (5) nominees of management for election as directors are set forth below. See "Management." Should any nominee become unavailable to serve as a director before the election (which event is not anticipated), the proxies may be voted for a substitute nominee selected by the Board or the authorized number of directors may be reduced. If for any reason the authorized number of directors is reduced, the proxies will be voted, in the absence of instructions to the contrary, for the election of those nominees selected by the persons designated as proxies in the accompanying proxy card(s). To the best of the Company's knowledge, all nominees are and will be available to serve.

     The following table sets forth the nominees, their ages and present principal occupations or employment.

 DIRECTOR NOMINEES
-------------------
       NAME            AGE                 PRINCIPAL OCCUPATION
-------------------    ----    --------------------------------------------
Michael Viner++         52     President, Chief Executive Officer and
                               Director
Gerald Leider++         63     Producer of Feature Films; Chairman of the
                               Board and Director
Deborah Raffin          43     Executive Vice President, Secretary and
                               Director
James Belasco*+         60     Professor, San Diego State University;
                               Consultant, Management Development
                               Associates and Director
Steven F. Mayer         36     President and Managing Director of Aries
                               Capital Group LLC

---------------

  * Denotes membership on Stock Option Committee.

  + Denotes membership on Audit Committee.

 ++ Denotes membership on Executive Committee.

     Mr. Viner and Ms. Raffin have been directors of the Company since its inception in 1985. Mr. Belasco has been a director of the Company since being named to fill a vacancy on the Board in April 1995. Mr. Leider has been a director since June 1995. None of the nominees is related by blood or marriage to one another or to an executive officer of the Company, except for Mr. Viner and Ms. Raffin who are each other's spouse.

     Pursuant to the placement agent agreement entered into by the Company in December 1995 in connection with a private placement, the Company agreed that the placement agent, Whale Securities Co., L.P., and its successors will have the right to designate a nominee for election, at its or their option, either as a member or a non-voting advisor to the Board, and the Company agreed to use its reasonable best efforts to cause such nominee to be elected and continue in office until December 14, 1997. The Company believes that this right has been orally waived but has been advised by such placement agent, which has designated Steven Mayer as its nominee, that it does not believe that any such waiver is in effect. In addition, until

December 1, 1999, the managing underwriter of the Company's initial public offering, Joseph Stevens & Company, L.P., has the right to designate either one member of the Board or a person to attend and observe meetings of the Board. Steven Mayer has been designated to serve on the Board by Joseph Stevens & Company, L.P.

     Pursuant to the Four Point Entertainment, Inc. acquisition agreement entered into by the Company in April 1996, the Company agreed to use its best efforts to appoint Shukri Ghalayini to the Board. In June 1996, Mr. Ghalayini's employment with the Company terminated. The Company believes that Mr. Ghalayini's right to be on the Board has terminated and he is not being nominated to serve on the Board.

     Each of the Company's directors is elected annually by the shareholders. The Company has agreed to reimburse each Board member's travel expenses and the Company's 1994 Stock Incentive Plan provides for an automatic grant of option to purchase 5,000 shares of Common Stock to each of the outside directors. In addition, the Company has granted 10,000 options outside the plan to each of the non-employee board members for such members' service to the Board during the last year. Directors who are also executive officers of the Company do not receive any additional compensation for serving as members of the Board or any committee thereof.

     During the 1995 fiscal year, there were 2 meetings of the Board and no meetings of the Option Committee. All other action of the Board and Option Committee was taken pursuant to unanimous written consents. Each current director attended the meetings of the Board and the Option Committee held during the period for which he was a director or for which he served as an Option Committee member. There were no meetings of the Audit Committee apart from meetings of the entire Board of Directors.

     MICHAEL VINER is the President and Chief Executive Officer, and was co-founder of the Company in 1985. Mr. Viner also produces films for the Company's film division and, in addition, has produced various other television programs, movies and miniseries and feature films. Mr. Viner is the author of 365 Ways You Can Save The Earth, Final Exit for Cats and the Company's Final Exit for Barney. Mr. Viner's professional activities prior to founding Dove include producing records for hit artists such as Sammy Davis, Jr. (platinum record Candy Man), Frank Sinatra, George Burns and Hank Williams, Jr. Mr. Viner headed a division of MGM Records from 1971 to 1976, and he has also produced two presidential inaugurals.

     DEBORAH RAFFIN is the co-founder and Executive Vice President of the Company and President of the Dove Kids and Dove Multimedia divisions. She has been a director of the Company since its founding and has served as Secretary since March 1995. Ms. Raffin oversees the entire audio book department and is involved in producing, directing, casting, new media ventures, acquisitions, new interactive books, tapes and computer programs, films and other Company projects. Ms. Raffin also continues to star in films. These include Touched By Love, Noble House and Haywire. She also co-produced and starred in the recent highly-rated CBS movie-of-the-week based on LaVyrle Spencer's bestselling novel, Home Song. Ms. Raffin is currently co-producing Family Blessings, another film based on a Spencer novel. In 1993, she received a Grammy Award as producer for the Dove Kids audio, Audrey Hepburn's Enchanted Tales.

     JAMES BELASCO, a director of the Company since June 1995, has been a Professor of Management at San Diego State University since 1971. Mr. Belasco also provides business consulting services through his affiliation with Management Development Associates and is the author of such books as Teaching The Elephant to Dance, Empowering Change in Your Organization and Flight of The Buffalo, Soaring to Excellence.

     GERALD LEIDER has been a director of the Company since June, 1995 and Chairman of the Board of Directors since June 12, 1996. Mr. Leider is a producer of feature films for theatrical, television and cable distribution and serves as a part-time consultant to the Company through his management company. Mr. Leider is a past Co-Chairman of the Caucus for Producers, Writers and Directors and, until recently, was Chairman and Chief Executive Officer of ITC Entertainment Group, a worldwide film and television production and distribution company. Mr. Leider has held several positions with Warner Bros. Television and was Executive Vice President in charge of foreign production. Mr. Leider was educated at Syracuse University and Bristol University, England where he was a Fullbright Scholar.

     STEVEN F. MAYER is currently the president and managing director of Aries Capital Group, LLC, a private investment firm. From April 1992 until June 1994, when he left to co-found Aries Capital Group, Mr. Mayer was an investment banker with Apollo Advisors, L.P. ("Apollo") and Lion Advisors, L.P. ("Lion"), affiliated private investment firms. Prior to that time, Mr. Mayer was a lawyer with Sullivan & Cromwell specializing in mergers, acquisitions, divestitures, leveraged buyouts and corporate finance. While at Apollo and Lion, Mr. Mayer was responsible for equity and debt investments in a wide range of industries, including the aluminum, apparel, automobile parts manufacturing, bedding, cable television, cosmetics, environmental services, furniture distribution, homebuilding, hotel, plastics, radio, real estate, retail and textile industries. Mr. Mayer is a current or former member of the Boards of Directors of Mednet, MPC Corporation, a publicly traded managed prescription care company, Chicago Pizza & Brewery, Inc., a restaurant company, Electropharmacology, Inc., a publicly traded medical device manufacturer, BDK Holdings, Inc., a textile manufacturer, Roland International Corporation, a real estate holding company and The Greater LA Fund, a non-profit investment group affiliated with Rebuild LA. In addition, Mr. Mayer has served as the chairman or a member of numerous creditors' committees. Mr. Mayer is a graduate of Princeton University and Harvard Law School.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE FIVE (5) PERSONS NOMINATED FOR DIRECTOR HEREIN.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND OTHER SIGNIFICANT EMPLOYEES

     Executive officers are elected by and serve at the discretion of the Board, subject to the rights, if any, of the executive officer under any contract of employment. Michael Viner and Deborah Raffin are spouses; no other family relationships exist between or among any of the executive officers of the Company.

     The following table contains certain biographical information with respect to the executive officers of the Company, other than executive officers whose biographical information is set forth above under the heading "Director Nominees."

      NAME           AGE                PRINCIPAL OCCUPATION
-----------------    ---     -------------------------------------------
Simon Baker          32      Chief Financial Officer
Ronald M. Ziskin     44      Chief Operating Officer of Dove Four Point,
                             Inc.

     SIMON BAKER joined the Company as Chief Financial Officer on March 1, 1996. From 1986 to 1996 Mr. Baker was with Bank of America where he served as a Vice President of Corporate Finance. Mr. Baker has extensive international finance experience and was a Vice President in Bank of America's London-based corporate finance group for six years prior to joining the Entertainment and Media Industries Group in Los Angeles in 1992. Mr. Baker graduated from Oxford University where he holds a Master's Degree in Politics, Philosophy and Economics.

     RONALD M. ZISKIN is the Chief Operating Officer of the Company's Dove Four Point, Inc. subsidiary. Mr. Ziskin co-founded and served as President of Four Point Entertainment, Inc. From 1984 to April 1996, Mr. Ziskin optioned, developed and executive produced "American Gladiators", and created the successful franchises of "Haunted Lives" and "Dead Ghosts" prime time specials for CBS and UPN. Mr. Ziskin has also produced and executive produced the Fox prime time drama "Likely Suspects," the "Sandblast" franchise for MTV and "The Gordon Elliott Show" pilot for CBS/20th TV.

OTHER SIGNIFICANT EMPLOYEES

     WILLIAM A. SHIELDS is President of Worldwide Sales and Marketing for Dove International and is involved in all aspects of acquisition, sales, marketing and distribution of the feature and television product that Dove produces. Mr. Shields is also Chairman of the American Film Export Association (AFEA), a member of the Board of Directors of AFMA and sits on its executive committee. Mr. Shields is also a member of the Motion Picture Academy of America and is on the Board of Directors of the Friars Club of Los Angeles.

     Previously, Mr. Shields was President and Chief Executive Officer of Trans Atlantic Entertainment and two time Chairman of the American Film Marketing Association (AFMA).

     STEVE SOLOWAY, age 36, is the Company's General Counsel and Vice President of Business Affairs. He joined the Company in March 1995, having been in private practice concentrating on business, contract and entertainment litigation matters for over ten years.

                             EXECUTIVE COMPENSATION

SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 1995, 1994 and 1993, respectively, of the Company's Chief Executive Officer and compensation for the year-ended December 31, 1995 of the Company's Secretary (no other executive officer of the Company received compensation in excess of $100,000 during the fiscal years ended December 31, 1995, 1994 and 1993):

                                                             SECURITIES
       NAME AND           FISCAL                             UNDERLYING       ALL OTHER
  PRINCIPAL POSITION       YEAR       SALARY      BONUS     OPTIONS/SARS     COMPENSATION
----------------------    ------     --------     -----     ------------     ------------
Michael Viner              1995      $230,000     $ --              --          12,497(5)(6)
  Chairman & Chief         1994      $200,000       --         250,000(1)       34,955(2)
  Executive Officer        1993      $100,000       --              --          19,777(3)(4)
Deborah Raffin             1995      $115,000       --              --          11,522(5)
  Executive Vice
  President, Secretary
  and Director

---------------

(1) An option to purchase 250,000 shares of Common Stock for $.01 per share granted jointly to Mr. Viner and Ms. Raffin in September 1994 in satisfaction of, among other things, compensation previously deferred by them.

(2) Includes approximately $22,655 consisting of an automobile allowance, automobile insurance and expenses incidental to operation of an automobile.

(3) Includes (i) $14,195 consisting of an automobile allowance, automobile insurance and expenses incidental to operation of an automobile, and (ii) $5,582 consisting of health insurance premiums and reimbursement of medical expenses incurred which were not reimbursed under such insurance.

(4) Does not include $1,730 in life insurance premiums paid in fiscal 1992 on a policy covering Mr. Viner's life during fiscal 1993. The Company and Ms. Raffin are equal beneficiaries under such policy.

(5) Includes $11,522 paid to Ms. Raffin and $12,497 paid to Mr. Viner for an automobile allowance, automobile insurance and expenses incidental to the operation of an automobile. This amount does not include compensation paid to Mr. Viner and Ms. Raffin for production, directing and acting services related to the making of Home Song and Family Blessings. (See "Certain Relationships and Related Transactions").

(6) Does not include $4,010 in life insurance premiums paid in fiscal 1995 on a policy covering Mr. Viner's life during fiscal 1995. The Company and Ms. Raffin are equal beneficiaries under such policy.

EMPLOYMENT AGREEMENTS

     As of January 1, 1995, the Company entered into employment agreements with Mr. Viner and Ms. Raffin which expire in December 2002. Mr. Viner and Ms. Raffin may terminate such agreements upon 30 days written notice to the Company. Mr. Viner and Ms. Raffin are entitled to an annual salary increase and bonus subject to certain limitations agreed upon with the underwriter of the Initial Public Offering at the discretion of the Board. The Board approved an annual salary of $230,000 per year for Mr. Viner and $115,000 per year for Ms. Raffin for the 1995 fiscal year. The Board approved an annual salary increase to $312,000 per year for Mr. Viner and $250,000 per year for Ms. Raffin for the 1996 fiscal year.

     The increases in each of the salaries of Mr. Viner and Ms. Raffin for fiscal year 1996 was approved following a review by the KPMG Peat Marwick LLP Compensation and Benefits division (the "KPMG Compensation Division"), which was retained by the Company. The KPMG Compensation Division reviewed compensation levels (base salaries, annual incentives, and long-term incentives) for each executive officer relative to competitive compensation levels of other top executives at companies comparable to Dove. This review was undertaken by the Company to establish consistent yet competitive compensation arrangements.

     The Company has entered into a three-year employment agreement with Ronald
M. Ziskin as Chief Operating Officer of Dove Four Point. Mr. Ziskin receives annual base salary of $200,000, annual advances against producer fees of $100,000 per year and customary fringe benefits.

OPTION/SAR GRANTS IN 1995

     There were no stock options or SARs granted to named executive officers during 1995.

OPTION EXERCISES IN 1995 AND YEAR-END OPTION VALUES

     The following table provides certain information concerning the exercise of stock options and shows the number of shares covered by both exercisable and non-exercisable stock options held as of December 31, 1995. Also shown are values for "in-the-money" options, which represent the positive difference between the exercise price of such options and the price of the Common Stock at year end.

AGGREGATED OPTION EXERCISES IN 1995 AND YEAR-END OPTION VALUES

                             SHARES ACQUIRED      VALUE
           NAME                ON EXERCISE     REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE ($)   UNEXERCISABLE ($)
---------------------------  ---------------   ------------   -----------   -------------   ---------------   -----------------
Michael Viner..............        --(1)            --          250,000(2)       --            3,216,250(3)

---------------

(1) Does not include option exercised in April 1995 to purchase 214,113 shares of the Company's Series A Preferred Stock issued in connection with the IPO to Mr. Viner and Ms. Raffin in repayment of certain amounts owed to them by the Company. See "Certain Relationships and Related Transactions."
(2) Held jointly by Mr. Viner and Ms. Raffin.
(3) Based on a closing price of $12.875 per share of Common Stock on December 29, 1995, the last trading day of fiscal 1995.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of October 1, 1996 concerning the shares of Common Stock beneficially owned by each shareholder known to the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock, by each director and director nominee and the Chief Executive Officer, and by all executive officers and directors as a group. Unless otherwise specified, the address of each beneficial owner listed below is 8955 Beverly Boulevard, West Hollywood, California 90048.

                                              AMOUNT AND NATURE
                                                OF BENEFICIAL               PERCENTAGE OF
              NAME OF BENEFICIAL OWNER            OWNERSHIP               OUTSTANDING SHARES
        ------------------------------------  -----------------           ------------------
        Michael Viner.......................      1,989,924(1)(2)                34.4%
        Deborah Raffin......................      1,989,924(1)(2)                34.4%
        Sidney Sheldon......................        611,913                      11.5%
        Norton Herrick......................        375,000(3)                    7.1%
        James Belasco.......................          1,000(4)                      *
        Gerald Leider.......................          1,000(5)                      *
        Steven F. Mayer(6)..................             --
        Gary Matus..........................             --(7)
        Simon Baker.........................             --
        Ronald Ziskin.......................        201,757                       3.8%
        All current directors and executive
          officers as a group (eight
          individuals)......................      2,193,681(2)(4)(5)(6)(7)       38.0%

---------------

* Less than 1%.

(1) All of such shares are jointly held by Mr. Viner and Ms. Raffin as community property.

(2) Includes (i) Mr. Viner's and Ms. Raffin's option to purchase 250,000 shares of Common Stock at an exercise price of $.01 per share and (ii) 214,113 shares of Common Stock issuable upon conversion of the Preferred Shares acquired by Mr. Viner and Ms. Raffin in April 1995. Excludes options, which are not currently exercisable and will not be exercisable within the next 60 days, to purchase 50,000 shares of Common Stock at an exercise price of $3.50 per share issued to each of Mr. Viner and Ms. Raffin in September 1996.

(3) Based on a Form 13-D filed on July 14, 1996. Includes 187,500 shares of Common Stock issuable to Mr. Herrick upon exercise of a currently exercisable warrant at $12.00 per share.

(4) Includes 1,000 shares of Common Stock issuable to Mr. Belasco upon exercise of a currently exercisable option, exercisable at $9.75 per share. Excludes options that are not currently exercisable and will not be exercisable within the next 60 days, including options to purchase 10,000 shares at $3.50 per share granted in September 1996.

(5) Includes 1,000 shares of Common Stock issuable to Mr. Leider upon exercise of a currently exercisable option, exercisable at $7.38 per share. Excludes options that are not currently exercisable and will not be exercisable within the next 60 days, including options to purchase 60,000 shares of Common Stock exercisable at $3.50 per share granted in September 1996.

(6) Mr. Mayer has been retained by the Company pursuant to a consulting agreement dated as of September 13, 1996, subject to termination by either party on 30 days notice, under which he received options to purchase 10,000 shares of Common Stock exercisable at $3.75 per share. Such options are not currently exercisable and will not be exercisable in the next 60 days. Under such agreement, Mr. Mayer may receive additional stock consideration in the event of consummation of a transaction introduced or facilitated by him.

(7) Excludes options, which are not currently exercisable and will not be exercisable within the next 60 days, to purchase 15,000 shares of Common Stock at an exercise price of $3.50 per share granted in September 1996.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1995, the Company made payments totaling $66,000 to Michael Viner for the business rental of a condominium owned by Mr. Viner. The business rental is $2,000 per month on a month-to-month basis, and the balance of the monies paid to Mr. Viner in 1995 represents the settlement of deferred rental amounts owed by the Company to Mr. Viner for previous years which were not paid.

     During 1995, the Company entered into two producer service agreements and an actor's television motion picture agreement with Mr. Viner, Ms. Raffin and Mr. Leider. These agreements provide for compensation of $150,000, $100,000 and $25,000 for Mr. Viner, Ms. Raffin and Mr. Leider, respectively, for acting and production services relating to the making of Home Song.

     During 1996, the Company entered into three producer service agreements and a directors television motion picture agreement with Mr. Viner, Ms. Raffin and Mr. Leider. The agreements provide for compensation of $50,000 to each such person. In addition, Ms. Raffin has entered into an agreement providing for compensation of $50,000 for her directing and producing services in connection with the movie Family Blessings.

     In September 1996, in connection with Samuelson Entertainment Ltd.'s financing of the production of the motion picture presently entitled "Wilde" (the "Picture") for which the Company acquired certain North American rights, Michael Viner personally guaranteed $1,000,000 of the payment obligations of Dove International, Inc. payable commencing on December 1, 1996 through April 2, 1997 to Samuelson Entertainment, Ltd. in order to obtain additional time for Dove International, Inc. to make such payments. In addition, Mr. Viner personally deposited $500,000 at Guinness Mahon & Co. Ltd. (and pledged the deposit plus interest thereon) to secure Dove International Inc.'s additional payment obligation to Samuelson Entertainment Ltd. in the amount of L333,334 on delivery of the Picture. In consideration for agreeing to pledge such deposit, Samuelson Entertainment Ltd. and Dove International, Inc. agreed that Michael Viner will receive a 5% commission up to a maximum of $120,000 payable from 5% of 100% of the gross receipts (only after recoupment of Dove's full distribution fee) received by all third-party distributors (including Dove International, Inc.) from exploitation of the North American distribution rights in the Picture. The terms pursuant to which Michael Viner pledged the deposit were based on similar terms as offered by the producer (Samuelson Entertainment Ltd.) to a third party, which were not able to be consummated. In addition, Samuelson Entertainment, Ltd. agreed that Michael Viner will receive 8% of 100% of Samuelson Entertainment Ltd.'s net profits from the Picture.

     Each of Mr. Viner and Ms. Raffin has also personally guaranteed the Company's obligations to Sanwa Bank California to a maximum principal amount of $1,600,000 in order to avoid an event of default on such obligations.

     In connection with the above guarantees, in September 1996, the Company entered into a reimbursement agreement with Michael Viner and Deborah Raffin. The Company agreed to immediately reimburse or provide cash collateral to Michael Viner and Deborah Raffin upon the occurrence and during the continuation of certain events of default relating to the guaranteed obligations or upon the occurrence of certain other "Events" (including a change in control of the Company) as defined in the Company's 1994 Stock Incentive Plan. The Company further agreed that should Michael Viner or Deborah Raffin terminate their employment agreement following the occurrence of an "Event" or material breach of their employment agreements, the Company would remain obligated to continue to pay them their base compensation and other benefits due for the balance of their employment terms, together with reimbursement of any excise tax payable with respect to such compensation. Upon any such termination, such executives would be free to establish, invest in or be employed by any business, whether or not in competition with the Company. Under the agreement, the Company also granted to Michael Viner, in the first instance, and Deborah Raffin, secondarily, a right of first refusal in the event of certain asset sales outside the ordinary course of business by Dove or any of its subsidiaries in the next three years.

     In June 1996, the Company entered into an arrangement with Gerald Leider whereby Mr. Leider provides certain services as a consultant and Chairman of the Board. Such agreement provides for compensation of $125,000 annually, paid monthly in arrears.

     In September 1996, the Company entered into a consulting agreement with Steven F. Mayer whereby Mr. Mayer is to provide certain financial consulting and investment banking services to the Company. Such agreement provides for compensation of $3,000 per month, options to purchase 10,000 shares of Common Stock, certain contingent compensation and customary expense reimbursement. The agreement is terminable by either party upon 30 days notice.

                                   PROPOSAL 4
                     AMENDMENT OF 1994 STOCK INCENTIVE PLAN

GENERAL

     The Company's 1994 Stock Incentive Plan (the "Plan") was designed to encourage executive officers, other key employees and certain third parties to acquire a proprietary interest in the Company and thereby align their interests with those of the shareholders, to continue their employment or work with the Company and to render superior performance during such period.

     On April 22, 1996, the Board approved an amendment to the Company's 1994 Stock Incentive Plan (the "Plan") to increase the number of shares of Common Stock available for option grant under the Plan from an aggregate of 400,000 shares to an aggregate of 750,000 shares (in each case, subject to adjustment in the event of stock splits, combinations or similar circumstances). Amendment of the Plan is subject to the affirmative approval of a majority of the outstanding shares of Common Stock represented and voting at the Annual Meeting.

     At September 10, 1996, 289,999 shares had been granted and were outstanding under the Plan. The Board took such action to increase the Plan because it believes that a stock incentive program is an important factor in attracting, retaining and motivating key employees and certain third parties who will dedicate their maximum productive efforts toward the advancement of the Company. The Board believes that the proposed amendment furthers these objectives by assuring continuing availability of stock incentives in the appropriate circumstances and permitting flexibility in compensation awards.

     In general, Section 162(m) of the Code imposes an annual $1,000,000 limit on the tax deduction that the Company may take for compensation paid to certain top executives, including salary, bonuses, and the "spread" on nonqualified stock options, unless the compensation meets the requirements for an option. To comply with the requirements that apply to stock options and stock appreciation rights, the Board has approved an amendment to the Plan imposing a limit on the maximum number of options or stock appreciation rights which may be granted to a participant in one calendar year to 250,000 shares. A limit on the maximum number of shares is required to comply with tax provisions related to the Plan. The Board believes this to be an appropriate maximum because it will allow the Committee flexibility in attracting and retaining high quality personnel.

     Finally, because of revisions to Employee Benefit Plan Exemptive Rules Under Section 16 of the Securities Exchange Act of 1934, as amended, the Board has approved certain amendments to the Plan, which modifications will comport with changes made in the Rules. These prescribed changes include, among others, the elimination of certain prohibitions on exercise during the six months following the date of grant and the replacement of the "disinterested director" requirement with a committee of two "non-employee directors" or the entire Board. In addition, the Board of Directors and the Committee will each, individually, have the power to amend the Plan without obtaining shareholder approval to the fullest extent permitted by Rule 16b-3, Section 162(m) of the Code, or any successors thereto, and any other applicable law or regulation, including, without limitation, amendments that would (i) increase the maximum number of aggregate shares issuable under the Plan, (ii) materially increase the benefits accruing to Plan participants, and (iii) change the classes of eligible persons under the Plan. To the extent the Board of Directors or the Committee determined that shareholder approval of an amendment would be required under applicable law or regulation, such amendment would become effective once approved by the Board of Directors or the Committee and a majority of the Company's shareholders entitled to vote.

     Each Director and executive officer of the Company who is eligible to receive Awards under the Plan can be considered to have an interest in the vote on this proposal.

     The text of the Amendment is set forth in Exhibit C to this Proxy Statement. Shareholders are urged to read Exhibit C carefully. The descriptions of the Amendment and the Plan in this Proxy Statement are qualified in their entirety by reference to Exhibit C. The principal aspects of the existing Plan are summarized below.

  Existing Plan Summary

     The Plan authorizes the granting of stock incentive awards ("Awards") to qualified officers, employee directors, key employees and third parties providing valuable services to the Company, e.g., independent contractors, consultants and advisors to the Company. At September 10, 1996, 94,999 shares had been granted and were outstanding under the Plan. The Plan is administered by a committee appointed by the Board and consisting of two or more members, each of whom must be disinterested (the "Committee"). The Committee determines the number of shares to be covered by an Award, the term and exercise price, if any, of the Award and other terms and provisions of Awards; members of the Committee receive formula awards.

     Awards can be Stock Options ("Options"), Stock Appreciation Rights ("SARs"), Performance Share Awards ("PSAs") and Restricted Stock Awards ("RSAs"). The number and kind of shares available under the Plan are subject to adjustment in certain events. Shares relating to Options or SARs which are not exercised, shares relating to RSAs which do not vest and shares relating to PSAs which are not issued will again be available for issuance under the Plan.

     An Option may be an incentive stock option ("ISO") or a nonqualified Option. The exercise price for Options is to be determined by the Committee, but in the case of an ISO is not to be less than fair market value on the date the Option is granted (110% of fair market value in the case of an ISO granted to any person who owns more than 10% of the Common Stock). The award agreement may provide for "cashless" exercise and payment. Subject to early termination or acceleration provisions, an Option is exercisable, in whole or in part, from the date specified in the related award agreement (which may be six months after the date of grant) until the expiration date determined by the Committee.

     An SAR is the right to receive payment based on the appreciation in the fair market value of Common Stock from the date of grant to the date of exercise. In its discretion, the Committee any grant an SAR concurrently with the grant of an Option. An SAR is only exercisable at such time, and to the extent, that the related Option is exercisable. Upon exercise of an SAR, the holder receives for each share with respect to which the SAR is exercised an amount equal to the difference between the exercise price under the related Option and the fair market value of a share of Common Stock on the date of exercise of the SAR. The Committee in its discretion may pay the amount in cash, shares of Common Stock, or a combination thereof.

     An RSA is an award of a fixed number of shares of Common Stock subject to restrictions. The Committee specifies the prices, if any, the recipient must pay for such shares. Shares included in an RSA may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered until they have vested. These restrictions may not terminate earlier than six months after the award date. The recipient is entitled to dividend and voting rights pertaining to such RSA shares even though they have not vested, so long as such shares have not been forfeited.

     A PSA is an award of a fixed number of shares of Common Stock, the issuance of which is contingent upon the attainment of such performance objectives, and the payment of such consideration, if any, as is specified by the Committee. Issuance shall in any case not earlier than six months after the award date.

     To date, no SAR, RSA or PSA awards have been granted by the Company.

     The options granted under the Plan are not transferable other than by will or the laws of descent and distribution. Unexercised options generally lapse 3 months after termination of employment other than be reason of retirement, disability or death in which case it terminates one year thereafter.

     The exercisability of all outstanding Awards will be accelerated, subject to the discretion of the Committee, upon the occurrence of an "Event," defined in the Plan to include approval by the shareholders of the dissolution or liquidation of the Company, certain mergers, consolidations, sale of substantially all of the Company's business and/or assets and a "change in control." The Plan defines a change in control to have occurred if (i) a "person," as defined in Section 13(d) and 14(d) under the Exchange Act acquires 35% or more of the outstanding shares of Common Stock of the Company, and (ii) during any two consecutive year periods there has been a change of a majority of the members of the Board of Directors, unless the election or nomination of the new Directors has been approved by at least three-fourths of the members still in office from the beginning of the two year period.

     The Plan provides for anti-dilution adjustments which are applicable in the event of a reorganization, merger, combination recapitalization, reclassification, stock dividend, stock split or reverse stock split; however, no such adjustment need be made if it determined that the adjustment may result in the receipt of federal taxable income to optionees or the holders of Common Stock or other classes of the Company's securities. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the Company is not the surviving entity, the Plan shall terminate, and any outstanding awards shall terminate and be forfeited unless assumed by the successor corporation.

CERTAIN FEDERAL INCOME TAX MATTERS

     The tax consequences with respect to Awards are quite complex and subject to change. Thus, the following discussion is general in nature and does not purport to be complete. Options granted under the Plan will not result in the recognition of income by the recipient at the time of grant; however, upon the exercise of an Option, the recipient will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Stock purchased upon such exercise, and the Company will generally be entitled to a deduction of a like amount. Recipients of RSAs will not ordinarily recognize income upon receipt of the Award absent an election under the Code to recognize income upon the date of grant. Income will be recognized in an amount equal to the difference between the purchase price of the Stock and the fair market value of the Stock on the date of vesting (or grant, if the above-referenced election has been made), and the Company will generally be entitled to a deduction of a like amount. For a discussion of the impact of
Section 162(m) of the Internal Revenue Code of 1996, as amended (the "Code"), see "-- General."

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE 1994 STOCK INCENTIVE PLAN.

                                   PROPOSAL 5

                            INDEPENDENT ACCOUNTANTS

     On July 24, 1995, Ernst & Young LLP, successor to Kenneth Leventhal & Company, resigned as the Company's independent accountants. Kenneth Leventhal & Company audited the Company's 1992, 1993 and 1994 financial statements and effective June 1, 1995 was merged into Ernst & Young LLP. In connection with the Company's fiscal year ended December 31, 1994, there were no disagreements with Kenneth Leventhal & Company on any manner of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with the Company's Report on Form 8-K filed July 26, 1995.

     The audit reports of Kenneth Leventhal & Company on the consolidated financial statements of the Company for the fiscal year ended December 31, 1994 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Company engaged KPMG Peat Marwick LLP as its principal accountants as of September 18, 1995.

     Upon recommendation of the Board, the Company has appointed KPMG Peat Marwick LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 1996.

     Services provided to the Company by KPMG Peat Marwick LLP during fiscal year 1995 included the examination of the Company's consolidated financial statements, tax return preparation and certain additional accounting services provided in connection with acquisition and securities matters.

     In the event shareholders do not approve the appointment of KPMG Peat Marwick LLP as the Company's independent accountants for the forthcoming fiscal year, such appointment will be reconsidered by the Board.

     Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

      SHAREHOLDERS' PROPOSALS FOR THE 1997 ANNUAL MEETING OF SHAREHOLDERS

     A proper proposal submitted by a shareholder for presentation at the Company's 1997 Annual Meeting and received at the Company's executive offices no later than March 3, 1997 will be included in the Company's proxy statement and form of proxy relating to the 1997 Annual Meeting.

                                 OTHER MATTERS

     The Board is not aware of any matter to be acted upon at the Annual Meeting other than those described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

                                 MISCELLANEOUS

SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent (10%) beneficial owners have been satisfied with the exception of the late filing of one Form 4 Report by Michael Viner, President and Chief Executive Officer with respect to two transactions.

ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION

     The Company files each year with the SEC an Annual Report on Form 10-KSB as prescribed by the rules of the SEC. Copies of the 10-KSB will be provided, without charge, to any shareholder of the Company. Written requests for a copy of the 10-KSB should be directed to Dove Audio, Inc., 8955 Beverly Boulevard, West Hollywood, California 90048.

                                                                       EXHIBIT A

                AMENDMENT NUMBER 1 TO ARTICLES OF INCORPORATION
                              OF DOVE AUDIO, INC.

     1. Article I is stricken from the Articles of Incorporation of the corporation and amended to read as follows:

           "The name of the corporation is Dove Entertainment, Inc."

                                                                       EXHIBIT B

                             AMENDMENT NUMBER 1 TO
                           BYLAWS OF DOVE AUDIO, INC.

ARTICLE III, SECTION 2 OF THE CORPORATION'S BYLAWS SHALL BE STRICKEN AND AMENDED TO READ AS FOLLOWS:

     Section 2. Number and Qualifications. The size of the Board of Directors of the corporation shall be not less than five (5) nor more than nine (9), subject to vacancies from time to time. The exact number of directors within the limits specified shall be five (5) until changed by an amendment to these bylaws duly adopted by the board of directors or by the shareholders. Such range may be changed, or a definite number fixed without provision for a range, by an amendment to these bylaws duly adopted by the vote or written consent of the shareholders provided, however, that a bylaw reducing the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent are equal to more than 16 2/3% of the outstanding shares entitled to vote. No amendment may change the stated maximum number of authorized directors to a number greater than two times the stated minimum number of directors minus one.

                                                                       EXHIBIT C

                                FIRST AMENDMENT
                                     TO THE
                   DOVE AUDIO, INC. 1994 STOCK INCENTIVE PLAN

                                     FIRST

     The Plan is hereby renamed the "Dove Entertainment, Inc. 1994 Stock Incentive Plan," and all references to "Dove Audio, Inc." in the Plan are hereby amended to refer to "Dove Entertainment, Inc."

                                     SECOND

     The definition of "Committee" in Section 1.1(i) of the Plan is hereby amended in its entirety, to read as follows:

          (i) "Committee" shall mean either a committee appointed by the Board, consisting of two or more members, each of whom is a Non-Employee Director, or the entire Board.

                                     THIRD

     Section 1.1 of the Plan is hereby amended by deleting the definition of "Disinterested" in Section 1.1(m) in its entirety, and the remaining subsections of Section 1.1 are hereby renumbered accordingly, to the extent necessary.

                                     FOURTH

     Section 1.1 of the Plan is hereby amended by adding the following definition thereto as Section 1.1(r), and the remaining subsections are hereby renumbered accordingly, to the extent necessary :

          (r) "Non-Employee Director" shall mean a Non-Employee Director within the meaning of the applicable regulatory requirements promulgated under
     Section 16 of the Exchange Act.

                                     FIFTH

     Section 2.3 of the plan is hereby amended in its entirety to read as follows:

          Awards my be granted only to Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

     Section 2.4 of the Plan is hereby amended in its entirety, to read as follows:

     2.4 Stock Subject to the Plan

          The stock to be offered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The aggregate amount of Common Stock that may be issued or transferred pursuant to Awards granted under this Plan shall not exceed 750,000 shares, subject to adjustment as set forth in Section 7.2; provided that any Stock Appreciation Rights granted concurrently in accordance with Section 4.1 are not subject to the foregoing limitation. If an Option and any Stock Appreciation Right shall lapse or terminate without having been exercised in full, or any Common Stock subject to a Restricted Stock Award shall not vest or any Common Stock subject to a Performance Share Award shall not have been transferred, the unpurchased or nontransferred shares subject thereto shall again be available for purposes of this Plan; provided, however, that the counting of shares subject to Awards granted under the Plan against the number of shares available for further Awards shall in all cases conform to the requirements of Rule 16b-3 under the Exchange Act; and provided, further, that with respect to any Option and any Stock Appreciation Right granted to any Eligible Person who is a "covered employee," as defined in Section 162(m) of the Code and the regulations promulgated thereunder, that is canceled, the number of shares subject to such Option and Stock Appreciation Right shall continue to count against the maximum number of shares which may be the subject of Options and Stock Appreciation Rights granted to such Eligible Person. For purposes of the preceding sentence, if, after grant, the exercise price of an Option and/or the base amount of any Stock Appreciation Right is reduced, such reduction shall be treated as a cancellation of such Option and Stock Appreciation Right and the grant of a new Option and Stock Appreciation Right (if any), and both the cancellation of the Option and Stock Appreciation Right and the new Option and Stock Appreciation Right shall reduce the maximum number of shares for which Options and Stock Appreciation Rights may be granted to the holder of such Option and Stock Appreciation Right, to the extent required by Section 162(m) of the Code and the regulations promulgated thereunder.

                                     SIXTH

     The first sentence of Section 2.5 of the Plan is hereby amended in its entirety, to read as follows:

          Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan shall be granted, the terms of Awards (which need not be identical) and the number of shares of Common Stock subject to each Award; provided, however, that no Eligible Person may be granted Options and Stock Appreciation Rights relating in the aggregate to more than 250,000 shares of Common Stock (subject to adjustment as provided in Section 7.2) in any calendar year; and provided, further, that any shares of Common Stock relating to Stock Appreciation Rights granted concurrently with one or more Options in accordance with Section 4.1 shall only be counted once for purposes of such limit.

                                    SEVENTH

     The first sentence of Section 3.4 of the Plan is hereby amended in its entirety, to read as follows:

          Except as otherwise provided in Section 7.4, an Option may become exercisable, in whole or in part, on the date or dates specified in the Award Agreement, and thereafter shall remain exercisable until the expiration or earlier termination of such Option.

                                     EIGHTH

     Section 4.2(d) of the Plan is hereby amended in its entirety, to read as follows:

          (d) A Stock Appreciation Right granted independently of any Option shall be exercisable pursuant to the terms of the Award Agreement.

                                     NINTH

     The second sentence of Section 5.1 of the Plan is hereby amended in its entirety, to read as follows:

          Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the price, if any, to be paid for shares and the restrictions imposed on such shares.

                                     TENTH

     The second sentence of Section 6.1 of the Plan is hereby amended in its entirety, to read as follows:

          A Performance Share Award Agreement shall specify the number of shares of Common Stock subject to the Performance Share Award, the price, if any, to be paid for such shares by the Participant and the conditions upon which issuance to the Participant shall be based.

                                    ELEVENTH

     The first sentence of Section 7.4 of the Plan is hereby amended in its entirety, to read as follows:

          Unless prior to an Event the Committee determines that, upon its occurrence, there shall be no acceleration of Awards or determines those Awards which shall be accelerated and the extent to which they shall be accelerated upon the occurrence of an Event (i) each Option and each Stock Appreciation Right shall become immediately exercisable to the full extent theretofore not exercisable, (ii) Restricted Stock shall immediately vest free of restrictions, and (iii) the number of shares covered by each Performance Share Award shall be issued to the Participant.

                                    TWELFTH

     Section 7.7(b) of the Plan is hereby amended in its entirety, to read as follows:

          (b) If an amendment would (i) materially increase the benefits accruing to Participants within the meaning of Rule 16b-3(a) under the Exchange Act or any successor thereto, (ii) increase the aggregate number of shares which may be issued under this Plan or to any individual, (iii) modify the requirements of eligibility for participation in this Plan, or
     (iv) require shareholder approval in order to qualify Options and Stock Appreciation Rights as "performance-based compensation," within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder, the amendment shall be approved by the Board or the Committee and a majority of the shareholders. If the provisions of Rule 16b-3 under the Exchange Act or any successor thereto or Section 162(m) of the Code and the regulations promulgated thereunder permit the amendment of stock option plans without compliance with the shareholder approval requirements then set forth therein, the foregoing restrictions on the ability of the Board and the Committee to amend the Plan shall terminate to the extent such approval is not required thereunder (or under any other applicable law or regulation), and the Board and the Committee shall be empowered to amend the Plan without regard to the terminated restrictions in appropriate circumstances.

                                DOVE AUDIO, INC.
                             8955 BEVERLY BOULEVARD
                        WEST HOLLYWOOD, CALIFORNIA 90048

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DOVE AUDIO, INC.

   The undersigned hereby appoints Michael Viner and Deborah Raffin, and each of them, acting singly or jointly, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Common Stock of Dove Audio, Inc. held of record by the undersigned on September 9, 1996, at the Annual Meeting of Shareholders of Dove Audio, Inc. to be held on November 7, 1996 and any postponements or adjournments thereof.

   The Board unanimously recommends a vote FOR each of the items below.

   1. Amendment of Articles of Incorporation to change the name of the Company to Dove Entertainment, Inc.

                 / / FOR           / / AGAINST           / / ABSTAIN

   2. Amendment of the Bylaws to expand the size of Board of Directors.

                 / / FOR           / / AGAINST           / / ABSTAIN

   3. Election of Directors:

        / / FOR all nominees listed below (except as          / / WITHHOLD AUTHORITY
            marked to the contrary below)                         to vote for the nominees listed below

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW

 Michael Viner  Deborah Raffin  Steven F. Mayer  James Belasco  Gerald Leider

   4. Amendment of 1994 Stock Incentive Plan to increase shares subject to the Plan, to provide for a maximum grant per individual of 250,000 shares and to make certain changes to the Plan to comport with new rules enacted under Section 16 of the Securities Exchange Act of 1934.

                 / / FOR           / / AGAINST           / / ABSTAIN

   5. Ratification of the appointment of KPMG Peat Marwick LLP as independent accountants for fiscal 1996:

                 / / FOR           / / AGAINST           / / ABSTAIN

   6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before such meeting and any and all postponements and adjournments thereof.

   PLEASE DATE, SIGN ON REVERSE SIDE AND RETURN IN THE ACCOMPANYING ENVELOPE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED; HOWEVER, IF NO INSTRUCTIONS ARE GIVEN, THE PROXIES WILL VOTE THE SHARES ON SPECIFIED MATTERS AS RECOMMENDED BY THE BOARD OF DIRECTORS AND IN THEIR DISCRETION ON MATTERS DESCRIBED IN ITEM 6.

                          (continued on reverse side)

   THIS PROXY when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted on specific matters as recommended by the Board of Directors and in their discretion on the matters described in Item 6.

                                            Date:_____________ , 1996



                                            ----------------------------------
                                                         Signature


                                            ----------------------------------
                                               Signature (if held jointly)

                                            IMPORTANT: Please sign exactly as
                                            your name or names are set forth on
                                            this proxy. When shares are held
                                            jointly, both holders should sign.
                                            When signing as attorney, executor
                                            or administrator, or trustee or
                                            guardian, please give your full
                                            title as such. If a corporation,
                                            please sign in full the corporate
                                            name by an authorized officer. If a
                                            partnership, please sign in the
                                            partnership's name by an authorized
                                            person.

                                            Do you plan to attend the meeting?
                                            / / YES            / / NO


            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.
        A STAMPED AND ADDRESSED ENVELOPE HAS BEEN PROVIDED FOR YOUR USE.